CLISBAKO MINERALS INC.
#950, 650 West Georgia Street
Vancouver, BC V6B 4N8

November 15, 2010

MANADO GOLD CORP.,
#950, 650 West Georgia Street
Vancouver, BC V6B 4N8

Re: Extension of Payment Dates under Option Agreement Dated September 15, 2010

Dear Sirs,

     This will confirm our agreement that in consideration of your agreeing to accelerate the work program on the Clisbako Property by expending not less than $100,000 to complete a work program by December 31, 2010, we have agreed to extend the payments set out in paragraph 4(b) of the option agreement as follows:

(a) The payment that was due on October 31, 2010 is extended to February 28, 2011; and

(b) The payment that was due on January 31, 2011 is extended to April 30, 2011.

Please sign where indicated below to confirm our agreement.

Yours truly,

CLISBAKO MINERALS INC.

/s/ David K. Ryan
_____________________________
David K. Ryan
President & Director

ACCEPTED AND AGREED this 15th day of November, 2010.

MANADO GOLD CORP.

/s/ Logan B. Anderson
_____________________________
Logan B. Anderson
President & Director